UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2006

HMS Holdings Corp.

(Exact Name of Registrant as Specified in its Charter)

NY	0-50194	11-3656261
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 Park Avenue South New York, NY	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 725-7965

(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Asset Purchase Agreement

On June 22, 2006, HMS Holdings Corp. (the “Company”) and its wholly-owned subsidiary, Health Management Systems, Inc. entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Public Consulting Group, Inc. (“PCG”) to purchase substantially all of the assets used exclusively or primarily in PCG’s Benefits Solutions Practice Area, subject to certain specified liabilities, on the terms and conditions set forth in the Asset Purchase Agreement, for $80 million in cash, 2,015,621 shares of Holdings common stock and a contingent cash payment of up to $15 million if certain revenue targets are met for the twelve months ending June 30, 2007. The Agreement contains customary representations, warranties and conditions to closing, including a condition that the Company receive $50 million in bank financing.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed with this report as Exhibit 99.1 and incorporated herein by reference. A copy of the press release announcing the execution of the Purchase Agreement is filed with this report as Exhibit 99.2.

Commitment Letter

On June 22, 2006, the Company entered into a commitment letter agreement (the “Commitment Letter”) with JPMorgan Chase Bank, N.A. to provide a revolving credit facility of $25,000,000 and a term loan facility of $40,000,000 in connection with the acquisition under the Purchase Agreement upon the terms described in the Summary Terms and Conditions (the “Term Sheet”) attached as an exhibit to the Commitment Letter. The commitment is subject to customary conditions for financings of this type.

The foregoing description of the Commitment Letter and the Term Sheet does not purport to be complete and is qualified in its entirety by reference to the full text of the Commitment Letter and the Term Sheet, which are filed with this report as Exhibit 99.3 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Asset Purchase Agreement, dated as of June 22, 2006, by and among HMS Holdings Corp., Health Management Systems, Inc., and Public Consulting Group, Inc.

99.2	Press Release dated June 22, 2006

99.3	Term Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMS Holdings Corp. (Registrant)

Date: June 23, 2006	By:	/s/ Robert M. Holster
Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

EX-99.1	Asset Purchase Agreement, dated as of June 22, 2006, by and among HMS Holdings Corp., Health Management Systems, Inc., and Public Consulting Group, Inc.

EX-99.2	Press Release dated June 22, 2006

EX-99.3	Term Sheet